Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Greenway Technologies, Inc. for the fiscal year ending December 31, 2020, I, Ransom Jones, Chief Financial Officer of Greenway Technologies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Annual Report on Form 10-K for the fiscal year ending December 31, 2020, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Annual Report on Form 10-K for the fiscal year ending December 31, 2020, fairly presents, in all material respects, the financial condition and results of operations of Greenway Technologies, Inc.

Date: April 14, 2021
/s/ Ransom Jones
Ransom Jones
Chief Financial Officer and Principal Accounting